Exhibit 99.1

FOR IMMEDIATE RELEASE

Nicolet Bankshares, Inc. To Acquire Commerce Financial Holdings, Inc.

GREEN BAY, WI, February 17, 2020 - Nicolet Bankshares, Inc. (NASDAQ: NCBS) (“Nicolet”) and Commerce Financial Holdings, Inc. (“Commerce”) today jointly announce the execution of a definitive merger agreement, pursuant to which Nicolet will acquire Commerce and its wholly-owned banking subsidiary, Commerce State Bank (“Commerce Bank”).

Based on the financial results as of December 31, 2019, the combined company will have pro forma total assets of $4.3 billion, deposits of $3.6 billion and loans of $3.2 billion, as Commerce would represent approximately 16% of the combined company’s year-end assets.

Mike Daniels, President and CEO of Nicolet National Bank said, “We are excited to partner with great people who have a purpose very complementary to ours: to serve our customers, shareholders, and each other. Both Nicolet and Commerce are entrepreneurial organizations that know what it’s like to build a business from scratch. This quality allows us to relate to each other and our customers, and will be a driving force as we move toward integrating our two cultures in the coming quarters.”

Bob Atwell, CEO and Chairman of Nicolet said, “In each merger, we have purposefully found partners who focus on serving customers and the community. When we combine our resources and cultures, we can positively impact the community banking landscape of Wisconsin. The geography isn’t as important as the characteristics of the communities and the passion of the people.”

Joe Fazio, CEO of Commerce said, “We have known Nicolet for a long time and we like their reputation for doing things the right way. We are going to leverage the combined strengths of Commerce and Nicolet, which are our people and relationship-focused attitudes, to accelerate our growth. The time feels right for the next chapter.”

Jack Enea, Chairman of Commerce said, “This merger creates an opportunity for shareholders to rapidly get to the next level of our strategic plan.  We have created a strong bank that centers on talented and experienced people.  That model will continue and expand through our combination with Nicolet.”

Transaction Information

Under the terms of the merger agreement, Nicolet will acquire Commerce with Nicolet being the surviving corporation. In the merger, Commerce shareholders shall receive 1.15 shares of Nicolet common stock for each share of Commerce stock. Based on Nicolet's closing price of $72.32 as of February 14, 2020 the merger consideration is valued at approximately $129.6 million, which excludes Nicolet’s pre-existing ownership of Commerce shares.

The merger agreement provides for a cap and collar to potentially re-set the exchange ratio or change the mix of consideration should the Nicolet Common Stock Price, as defined in the merger agreement, rise above $82.00 per share, or fall below $62.00 per share.

The estimated transaction value is a 1.9 multiple of Commerce's tangible book value as of December 31, 2019 and equates to approximately 18x Commerce's 2019 after-tax income. Additional assumptions and metrics can be found with the attached Financial Supplement.

Leadership/Employee Information

Post-merger, Joe Fazio will join the Board of Directors of Nicolet Bankshares and Nicolet National Bank. Tom Hopp and Dave Borchardt, Commerce’s President and CFO/COO, respectively, will join Nicolet National Bank. All customer-facing employees of Commerce are expected to stay on in the same capacity.

Approvals and Closing Date

The transaction has been unanimously approved by the boards of directors of both companies. It is subject to Commerce shareholder approval, regulatory approvals and other customary closing conditions and is expected to close in the third quarter of 2020. Upon consummation of the transaction, all branch offices of Commerce Bank are expected to open as Nicolet National Bank branches.

Advisors

Bryan Cave Leighton Paisner LLP served as legal counsel to Nicolet in this transaction. Hillworth Bank Partners served as financial advisor to Commerce, and Reinhart Boerner Van Deuren s.c. served as Commerce’s legal counsel.

About Nicolet Bankshares, Inc.

Nicolet Bankshares, Inc. is the bank holding company of Nicolet National Bank, a growing, full-service, community bank providing services ranging from commercial and consumer banking to wealth management and retirement plan services. Founded in Green Bay in 2000, Nicolet National Bank operates branches in Northeast and Central Wisconsin and the upper peninsula of Michigan. More information can be found at www.nicoletbank.com.

About Commerce Financial Holdings, Inc.

Commerce Financial Holdings, Inc. is the bank holding company of Commerce State Bank. Opened in August 2005, Commerce State Bank is a full-service, state-chartered bank headquartered in West Bend with additional offices in Cedarburg, Elm Grove and Sheboygan. Today, the bank has total assets of $708 million, making it the 32nd largest bank in the State of Wisconsin. Commerce State Bank is dedicated to helping communities through its Random Acts of Commerce program.

Important Information for Investors

This communication relates to the proposed merger transaction involving Nicolet and Commerce. In connection with the proposed merger, Nicolet and Commerce will file a proxy statement/prospectus on Form

S-4 and other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”). BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMMERCE INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NICOLET, COMMERCE AND THE PROPOSED MERGER. When available, the proxy statement/prospectus will be delivered to shareholders of Commerce. Investors may obtain copies of the proxy statement/prospectus and other relevant documents (as they become available) free of charge at the SEC’s website (www.sec.gov). Copies of the documents filed with the SEC by Nicolet will be available free of charge on Nicolet’s website at www.nicoletbank.com.

Forward Looking Statements “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which Congress passed in an effort to encourage companies to provide information about their anticipated future financial performance. This act protects a company from unwarranted litigation if actual results are different from management expectations. This report reflects the current views and estimates of future economic circumstances, industry conditions, company performance, and financial results of the management of Nicolet and Commerce. These forward-looking statements are subject to a number of factors and uncertainties which could cause Nicolet’s, Commerce’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material. Forward-looking statements speak only as of the date they are made and neither Nicolet nor Commerce assumes any duty to update forward-looking statements. There are a number of factors that could cause our actual results to differ materially from those projected in such forward-looking statements.

In addition to factors previously disclosed in Nicolet’s reports filed with the SEC and those identified elsewhere in this report, these forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Nicolet and Commerce and between Nicolet National Bank and Commerce Bank, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Nicolet’s and Commerce’s plans, objectives, expectations and intentions and other statements contained in this report that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Nicolet’s and Commerce’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements and such differences may be material.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Nicolet and Commerce may not integrate successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities and cost savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons, including issues arising in connection with integration of the two banks; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; (7) Commerce’s shareholders may fail to approve the transaction; (8) reputational risks and the reaction of the companies’ customers to the transaction; (9) diversion of management time on merger related issues; (10) changes in asset quality and credit risk; (11) the cost and availability of capital; (12) customer acceptance of the combined company’s products and services; (13) customer borrowing, repayment, investment and deposit practices; (14) the introduction, withdrawal, success and timing of business initiatives; (15) the impact, extent, and timing of technological changes; (16) severe catastrophic events in our geographic area; (17) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (18) the U.S. legal and regulatory framework, including those associated with the Dodd Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (19) the impact of interest rates on margins and net interest income; and (20) competition from other financial services companies in the companies’ markets could adversely affect operations. Additional factors that could cause Nicolet’s results to differ materially from those described in the forward-looking statements can be found in Nicolet’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). All subsequent written and oral forward-looking statements concerning Nicolet, Commerce or the proposed merger or other matters and attributable to Nicolet, Commerce or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Nicolet and Commerce do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.

Investor Relations & Media Contacts:

Commerce:        Joe Fazio - Chief Executive Officer/Co-Founder, Commerce State Bank
        Phone: 262.247.2802
        Email: jfazio@commercesb.com

Nicolet:            Mike Daniels - President & CEO, Nicolet National Bank
        Jeff Gahnz - VP, Marketing / Public Relations, Nicolet National Bank
        Phone: 920.430.1400
        Email: mdaniels@nicoletbank.com or jgahnz@nicoletbank.com

Commerce State Bank Highlights & Market Overview

Southeast Wisconsin Market Overview(1)

- Provides entry into Wisconsin's largest MSA with a population over 1.5 million
- Milwaukee-Waukesha MSA is a commercial & industrial hub in the Great Lakes region and boasts the second highest manufacturing concentration in the US
- Unemployment rate of 3.2% remains near record lows
- The weighted average median household income of the four counties in Commerce's footprint (Washington, Ozaukee, Waukesha, and Sheboygan) is over $84,000 – 29% higher than Nicolet's current 12-county footprint and 35% higher than the rest of Wisconsin

Pro Forma Branch Map

Nicolet branch
Commerce branch

Commerce State Bank Summary Financials(2)

	2016	2017	2018	2019
Total Assets	$494,432	$574,938	$655,008	$707,921
Asset Growth	*21.3%*	*16.3%*	*13.9%*	*8.1%*
Total Loans	$418,694	$484,884	$559,092	$602,986
Loan Growth	*21.5%*	*15.8%*	*15.3%*	*7.9%*
Total Deposits	$425,819	$492,936	$565,966	$610,006
Deposit Growth	*16.7%*	*15.8%*	*14.8%*	*7.8%*
Loans / Deposits	98%	98%	99%	99%
Equity / Assets	9.02%	9.00%	9.36%	9.87%
Net Income	$4,403	$5,018	$7,006	$7,570
ROAA	0.98%	0.97%	1.13%	1.12%
ROAE	10.39%	10.37%	12.38%	11.52%
Net Interest Margin	3.64%	3.77%	3.67%	3.58%
Efficiency Ratio	60.8%	57.1%	58.7%	52.8%
NPAs/ Assets	0.69%	0.51%	1.16%	0.37%
NCOs/ Avg Loans	-0.05%	0.16%	-0.03%	0.62%
LLR / Loans	1.10%	1.00%	1.04%	0.77%

Nicolet BANKSHARES, INC.

(1) Source: US Census Bureau / US Department of Labor / Claritas
(2) Source: S&P Global Market Intelligence / Company Reports

1

Transaction Highlights

Strategic Rationale

- "Geographically accretive" to Nicolet by moving into a higher growth and higher median household income market – Commerce operates in 3 of the 4 counties with the highest median household income in the state of Wisconsin[(1)]
- Combines Nicolet's excess lower cost core deposit base with Commerce's historical commercial loan generation abilities
- Executive management team and senior lenders expected to remain with Nicolet and will lead the markets in West Bend, Cedarburg, Sheboygan, and Elm Grove

Positive Financial Impact

- EPS accretion over 6.0% in 2021
- Tangible book value dilution of less than 3.5%, with an earnback of 2.3 years[(2)]
- Internal rate of return > 15%
- No modeled revenue enhancements

Growth & Revenue Opportunities

- Larger and more diverse commercial market will provide for more lending opportunities with Nicolet's higher lending limits
- Significant opportunity in wealth management given demographics of Commerce's four-county market in the northern and western Milwaukee suburbs
- Nicolet's excess liquidity will allow for the restructuring of Commerce's historically high funding costs

Nicolet
BANKSHARES, INC.

(1) Includes 2020 estimated median household income for Waukesha (#1), Ozaukee (#2), and Washington (#4) counties – provided by Claritas
(2) Crossover method

2

Transaction Overview and Assumptions

Deal Structure	• Commerce shareholders will receive 1.15x shares of Nicolet • Outstanding stock options to receive cash (approximately $2.6 million) • Aggregate deal value of $129.6 million(1) • Cap/Collar of $82.00 and $62.00, respectively
Valuation Multiples(2)	• Price-to-Tangible Book Value: 194% • Price-to-LTM EPS: 18.3x • Price-to-EPS after Cost Savings: 11.1x • Tangible Book Value Earnback Period: 2.3 years (crossover method)

Key Assumptions	• Cost Savings of 36% of Commerce's expense base (75% realized in 2021; 100% in 2022)
	• $9 million in estimated pretax deal expenses
	• Loan credit mark of 2.3% on gross loans comprised of:
	  ◦ 1.4% PCD mark
	  ◦ 0.9% non-PCD mark (accreted back through earnings over the 3 year life of loans)
	• Additional Day 2 CECL reserve of 0.9% of gross loans
	• Core deposit intangible of $5.5 million, amortized on an accelerated basis over 10 years

Management & Board	• Joe Fazio (Commerce CEO and Co-founder) will join the Board of Directors of Nicolet Bankshares and Nicolet National Bank • Tom Hopp (President and Co-founder) & Dave Borchardt (CFO/COO and Co-founder) will join Nicolet National Bank and lead the commercial lending efforts in Southeast Wisconsin
Target Closing	• Third Quarter 2020 • Subject to customary regulatory approvals and approval by of Commerce's shareholders

Nicolet
BANKSHARES, INC.

(1) Deal value equals a NCBS price of $72.32 (2/14 closing price) multiplied by the exchange ratio, and then by outstanding shares of approximately 1.53 million as of 12/31/19; also includes cash consideration for Commerce's 57,000 stock options as of 12/31/19; excludes Nicolet's existing ownership of 4,000 shares

(2) Deal value, EPS, and TBV accretion/dilution estimates reflect Nicolet's pre-existing ownership; TBV Earnback inclusive of Day 2 CECL impact

3